UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 7, 2016, Microsemi Corporation, a Delaware corporation (“Microsemi”) issued a press release regarding its proposed private offering (the “Notes Offering”), subject to market conditions, of up to $450 million in aggregate principal amount of senior unsecured notes due April 2023. A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Notes Offering, Microsemi is disclosing certain information to prospective investors in a preliminary offering memorandum dated January 7, 2016 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, Microsemi is furnishing as Exhibit 99.2 certain information excerpted from the Preliminary Offering Memorandum consisting of the section captioned “Summary—Summary Historical and Pro Forma Financial and Operating Information of Microsemi Corporation”.

The information, including Exhibits 99.1 and 99.2, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing this information, Microsemi makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information being distributed to prospective investors and being furnished in this Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 7, 2016.
99.2	Excerpts from Private Preliminary Offering Memorandum, dated January 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

By:	/s/ John W. Hohener
John W. Hohener
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

Date: January 7, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 7, 2016.
99.2	Excerpts from Private Preliminary Offering Memorandum, dated January 7, 2016.